Fixed assets, net	6 Months Ended
Jun. 30, 2021
Fixed assets, net

3      Fixed assets, net

The residual value (estimated scrap value at the end of the vessels’ useful lives) of the fleet was estimated at $428.2 million as of June 30, 2021 and as of December 31, 2020. The Company has calculated the residual value of the vessels taking into consideration the 10 year average and the 5 year average of the scrap prices. The Company has applied uniformly the scrap value of $300 per ton for all vessels. The Company believes that $300 per ton is a reasonable estimate of future scrap prices, taking into consideration the cyclicality of the nature of future demand for scrap steel. Although the Company believes that the assumptions used to determine the scrap rate are reasonable and appropriate, such assumptions are highly subjective, in part, because of the cyclical nature of future demand for scrap steel.

On May 12, 2020, the Company refinanced the existing leaseback obligation related to the vessels Hyundai Honour and Hyundai Respect with a new sale and leaseback arrangement amounting to $139.1 million with a four years term, at the end of which the Company will reacquire these vessels for an aggregate amount of $36.0 million or earlier, at the Company’s option, for a purchase price set forth in the agreement. This arrangement did not qualify for a sale of the vessels and the net proceeds were recognized as a financial leaseback liability. The carrying value of these vessels amount to $265.6 million as of June 30, 2021.

On April 12, 2021, the Company entered into a sale and leaseback arrangement for the vessels CMA CGM Melisande, CMA CGM Attila, CMA CGM Tancredi, CMA CGM Bianca and CMA CGM Samson amounting to gross proceeds of $135.0 million with a five year term, at the end of which the Company will reacquire these vessels for an aggregate amount of $31.0 million or earlier, at the Company's option, for a purchase price set forth in the agreement. This new arrangement did not qualify for a sale of the vessels and the net proceeds were recognized as a financial leaseback liability. The carrying value of these vessels amount to $436.5 million as of June 30, 2021.

3      Fixed assets, net (Continued)

The Company should be in compliance with the same financial covenants as required by the Citibank/Natwest $815 million senior secured facility – see Note 8 “Long-Term Debt, net”.

The scheduled aggregate leaseback instalments subsequent to June 30, 2021 are as follows (in thousands):

Instalments due by 12-months period ended:
June 30, 2022	$74,716
June 30, 2023	68,482
June 30, 2024	77,793
June 30, 2025	7,209
Until April 2026	36,411
Total leaseback instalments	264,611
Less: Imputed interest	(27,396)
Total leaseback obligation	237,215
Less: Deferred finance costs, net	(5,357)
Less: Current leaseback obligation	(63,316)
Leaseback obligation, net of current portion	$168,542